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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2003

FIRSTWAVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-21202 (Commission File Number)	58-1588291 (I.R.S. Employer Identification No.)
2859 Paces Ferry Road, #1000, Atlanta, Georgia 30339 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (770) 431-1200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 2.    Acquisition or Disposition of Assets

        On March 3, 2003, Firstwave Technologies, Inc. ("Firstwave"), a Georgia corporation, acquired Connect-Care, Inc. ("Connect-Care"), a Georgia corporation that provides customer relationship management (CRM) software solutions for software companies. Connect-Care was acquired pursuant to a Merger Agreement dated March 3, 2003 (the "Merger Agreement") by and among Firstwave, CC Subsidiary, Inc., a wholly-owned subsidiary of Firstwave ("Merger Sub"), Connect-Care, and certain shareholders of Connect-Care. Pursuant to the Merger Agreement, Merger Sub merged with and into Connect-Care, and Connect-Care, which was the surviving corporation in the Merger, became a wholly-owned subsidiary of Firstwave.

        In exchange for all outstanding shares of Connect-Care stock, Firstwave issued 200,000 shares of Firstwave common stock to the shareholders of Connect-Care and granted such shareholders certain registration rights. Additional consideration of $300,000 in cash may be payable if certain revenue goals, as set forth in Section 3.1 of the Merger Agreement, are attained. Such amount would be paid on or prior to the earlier of (i) the date Firstwave files its Annual Report on Form 10-K with respect to the fiscal year ending December 31, 2003 or (ii) March 31, 2004. The amount of consideration was determined by arm's length negotiation between the parties. Firstwave will account for the transaction under the purchase method of accounting.

Item 7. Financial Statements and Exhibits

  (a)
  Financial Statements of Business Acquired.

    It is impractical to provide the required financial statements for Connect-Care at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable, but not later than sixty days after the date on which this Form 8-K must be filed.

  (b)
  Pro Forma Financial Information.

    It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable, but not later than sixty days after the date on which this Form 8-K must be filed.

  (c)
  Exhibits.

  2.1
  Merger Agreement dated March 3, 2003 by and between Firstwave Technologies, Inc., CC Subsidiary, Inc., Connect-Care, Inc., and certain shareholders of Connect-Care, Inc.*

*
Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTWAVE TECHNOLOGIES, INC.

By:	/s/ JUDITH A. VITALE Judith A. Vitale Chief Financial Officer

Date: March 3, 2003

EXHIBIT INDEX

Exhibit No.	Description
2.1	Merger Agreement dated March 3, 2003 by and between Firstwave Technologies, Inc., CC Subsidiary, Inc., Connect-Care, Inc., and certain shareholders of Connect-Care, Inc.*

*
Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX